Goodwill and Intangible Assets, Net	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
13.	Goodwill and Intangible Assets, Net

Goodwill and intangible assets were recorded in connection with business combinations. Amortization expense associated with intangible assets was $31.3 million, $24.8 million and $12.6 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Intangible assets consist of the following (in thousands):

	December 31, 2013			December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$139,767	$(44,398)	$95,369	$139,767	$(26,838)	$112,929
Institutional relationships	34,800	(21,973)	12,827	33,600	(10,398)	23,202
Other	16,500	(2,290)	14,210	8,500	(139)	8,361

Total intangible assets	$191,067	$(68,661)	$122,406	$181,867	$(37,375)	$144,492

Based on the balance of intangible assets, net at December 31, 2013, the following is an estimate of amortization expense for each of the next five years and thereafter (in thousands):

Amortization Expense
2014	$18,903
2015	14,938
2016	11,710
2017	10,469
2018	9,373
Thereafter	57,013

Total	$122,406

The table below sets forth the activity in goodwill by reportable segment (in thousands):

	Reportable Segment
	Servicing	Originations	Reverse Mortgage	Asset Receivable Management	Insurance	Total
Balance at January 1, 2012	$430,464	$—	$—	$34,518	$5,309	$470,291
Acquisition of RMS	—	—	101,199	—	—	101,199
Acquisition of S1L	—	—	8,809	—	—	8,809
Adjustments(1) (2)	991	—	—	—	(912)	79

Balance at December 31, 2012	431,455	—	110,008	34,518	4,397	580,378
Acquisition of ResCap net assets	—	47,648	—	—	—	47,648
Acquisition of Ally Bank net assets	—	99	—	—	—	99
Acquisition of MetLife Bank net assets	812	—	—	—	—	812
Adjustments(1)	—	—	28,800	—	—	28,800
Impairment	—	—	—	—	—	—

Balance at December 31, 2013	$432,267	$47,747	$138,808	$34,518	$4,397	$657,737

(1)	During the years ended December 31, 2012 and 2013, the Company recorded adjustments to the goodwill allocated to the Servicing and Reverse Mortgage segments in connection with the acquisitions of Green Tree and RMS, respectively. Refer to additional information on Green Tree and RMS at Note 3.
(2)	During the year ended December 31, 2012, the Company made an immaterial correction of an error to the purchase price allocation for Green Tree that was outside the measurement period, which resulted in an adjustment to the goodwill allocated to the Insurance segment.

On October 7, 2013, American Security Insurance Company, or ASIC, the insurer that provides lender-placed hazard insurance coverage on Florida mortgage loans serviced by the Company, entered into a Consent Order with the Florida Office of Insurance Regulation. ASIC agreed in the Consent Order that it will not pay commissions to any mortgage loan servicer, or any person or entity affiliated with a servicer, on lender-placed insurance policies obtained by the servicer. This prohibition is expected to have a negative effect on the future cash flows of the Company’s Insurance segment beginning on its anticipated effective date of October 7, 2014.

On December 18, 2013, Fannie Mae and Freddie Mac announced that effective June 1, 2014 mortgage servicers and their affiliates may not receive commissions or other forms of compensation in connection with lender-placed insurance on GSE loans.

Due to these recent regulatory developments surrounding lender-place insurance policies, the Company expects sales commissions related to lender-placed insurance policies to decrease significantly beginning in the second quarter of 2014. The Company has considered this commission reduction in its quantitative impairment test, however, if the reduction is larger than anticipated, goodwill allocated to the Insurance segment could be impaired at a future date. If the cash flow projections utilized in its quantitative impairment test were reduced by more than 15% over the cash flow projection period, the Company would fail Step 1 of the quantitative impairment test, and Step 2 of the quantitative test would be required. The Company is actively looking at alternatives to preserve or replace the value of the revenue streams in its Insurance business. However, there is no assurance that the Company’s efforts will be successful.

During 2013, HUD announced certain changes to the HECM reverse mortgage program that have impacted the reverse mortgage products available to borrowers and have created new regulatory requirements, with additional program changes that may become effective in 2014. The Company is developing new pricing strategies and reverse loan correspondent relationships in anticipation of the new industry program changes and regulatory requirements, and remains optimistic on the potential of the reverse mortgage product to generate positive cash flows over the long-term. While we are currently experiencing a slowing in reverse loan origination volume as the market adjusts to the regulatory and program changes, the Company expects the new reverse mortgage products to be attractive to borrowers. Additionally, the Company has a pipeline of potential servicing transfers and flow arrangements to augment the growth potential for the reverse business. The cash flow projections that support the reverse mortgage reporting unit Step 1 impairment test contemplate volume growth during 2014 and 2015 as the market responds to the new product, the Company expands its correspondent relationships to create additional volume and new servicing transfer and flow agreements are established from our pipeline. The volume projections return to more normalized growth in 2016 and beyond. The full impact of these regulatory developments and product changes remain uncertain and should the market be slower to respond than we anticipate, or should additional regulatory developments hinder future growth, the goodwill associated with the Reverse Mortgage reporting unit could become impaired. The most sensitive estimate utilized in the Reverse Mortgage cash flow projections is the assumption for cash margin on securitized loans. A decrease in that margin assumption of greater than 200 basis points, or approximately a 25% decrease, over the cash flow projection period would result in a Step 1 impairment test failure.

A summary of the Step 1 tests prepared by the Company as of October 1, 2013, is provided below by reporting unit (dollars in thousands):

	Carrying Value	Estimated Fair Value	Excess Fair Value	%Excess
Originations	$120,720	$265,751	$145,031	120%
Reverse Mortgage	281,206	303,747	22,541	8%
Insurance	132,376	136,101	3,725	3%